UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2025

PLUMAS BANCORP

(Exact name of registrant as specified in its charter)

California	000-49883	75-2987096
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5525 Kietzke Lane, Suite 100, Reno, Nevada	89511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 786-0907

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PLBC	NASDAQ Capital Market

Item 7.01 Regulation FD Disclosure.

Plumas Bancorp (the “Registrant”) has prepared the presentation included in Exhibit 99.1 to use in future investor presentations.
This Form 8-K and the information attached below shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates. The information in the materials is presented as of July 16, 2025, and the Registrant does not assume any obligation to update such information in the future.

Safe Harbor Statement

Statements contained in the slide show presentation that state expectations or predictions about the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act and the Exchange Act. The Registrant's actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include “Risk Factors” and the other factors appearing in the documents that the Registrant has filed with the Securities and Exchange Commission.

Item 9.01 Exhibits

Number	Description
99.1	Presentation of Plumas Bancorp
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plumas Bancorp (Registrant)

October 15, 2025	By:	/s/ Richard L. Belstock
Name: Richard L. Belstock
Title: Chief Financial Officer

EXHIBIT INDEX

Number	Description
99.1	Presentation of Plumas Bancorp
104	Cover Page Interactive Data File